UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2018

SMARTAG INTERNATIONAL, INC.

(Exact name of registrant issuer as specified in its charter)

File Number 000-53792

Nevada	81-0554149
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3651 Lindell Road Ste D269, Las Vegas, NV 89103
(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (702) 589-2176

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): [ ]

¨      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources. These forward-looking statements include, without limitation: statements regarding proposed new services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of management’s goals and objectives; and other similar expressions concerning matters that are not historical facts. Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes” and “estimates,” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to:

-	our failure to implement our business plan within the time period we originally planned to accomplish; and

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

Item 8.01 Other Events

On the February 27, 2018, Smartag International, Inc. (“Smartag,” “we” or “Company) entered into joint venture agreement with PT. Supratama Makmur Sejahtera (“PTSMS”) an Indonesian Fintech company to form a Joint Venture Indonesian PMA company in which Smartag shall own 51% equity and PTSMS shall own 49%. A copy of the Joint Venture Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On October 12, 2017 PTSMS signed an MOU with PT Rijan Dinamis Selaras (“RDS”) representing Pondok Pesantren Riyadhul Jannah Pacer Mojokerjo, founder of Consultative Assembly of Indonesian Boarding Schools which has a network of 28,000 boarding schools to undertake a Fintech project (the “Project”). The new Indonesian PMA company plans to undertake the Project to provide up to 10,000 boarding schools which are owned by the local Islamic Baitu Maal or BMT co-operatives in their respective villages or districts within Indonesia with sharia financial technology (Fintech) e-Wallet platform. Smartag plans to provide the financing, to develop the Fintech technology for the Islamic Fintech e-Wallet platform. The platform includes:

1)	Savings and lending
2)	E-Money and e-Wallet
3)	Payment services
4)	Pawn house
5)	P2P services
6)	Remittances and money transfers
7)	Syariah/Sukuk financial e-Commerce outlets

Smartag plans to leverage its past experience with SMTrack in food traceability and SSNST in e-Commerce. Smartag will combine these two critical business models along with partnering with a backend banking solution to form a new Fintech e-Wallet platform in underserved rural communities. We will first target the Indonesian and Malaysian markets.

Smartag feels that there is still ample room in the rural Fintech especially in developing regions as there is now sufficient mobile connectivity to enable mobile Fintech e-Wallet platforms to operate and replace the role of traditional banks, micro financing, inline e-Commerce & remittances for the unbanked and underserved markets.

We believe a successful Fintech e-Wallet platform launch will be facilitated by existing e-Commerce business as well as micro-payments solution for the supply chain using our cryptography and key knowledge protocol traceability solution. Smartag will use its past expertise along with its existing business partners in international e-Commerce and micropayment solutions to share their strengths in the supply side of the e-Commerce chain.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. 10.1	Joint Venture Agreement dated February 27, 2018, by and Smartag International, Inc. and PT. Supratama Makmur Sejahtera

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smartag International, Inc.

February 28, 2018

/s/ Lock Sen Yow

Name: Lock Sen Yow

Title: Chief Financial Officer